                                                                  EXHIBIT(j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A (the "Registration Statement") of our report dated August 12, 1998, relating to the financial statements and financial highlights of the Equity Income Fund, the Mid-Cap Fund, the Small Cap Fund, the International Fund, the Global Equity Fund, the Balanced Fund, the Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund (nine of the ten portfolios of Hotchkis and Wiley Funds), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Other Service Providers" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.

/s/ PRICEWATERHOUSECOOPERS LLP
----------------------------------------
PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 26, 1999
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A (the "Registration Statement") of our report dated August 12, 1998, relating to the financial statements and financial highlights of the Equity Fund for Insurance Companies (one of the ten portfolios of Hotchkis and Wiley Funds), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Other Service Providers" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 26, 1999